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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2003

THE MILLS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-12994 (Commission File Number)	52-1802283 (I.R.S. Employer Identification No.)

1300 Wilson Boulevard
Suite 400
Arlington, Virginia 22209
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (703) 526-5000

(Former name or former address, if changed since last report)

Not Applicable

Item 2. Acquisition or Disposition of Assets

Cadillac Properties

        On January 31, 2003, the Mills Corporation (the "Company"), through its wholly owned subsidiary, The Mills Limited Partnership, completed the acquisition of five shopping center properties from The Cadillac Fairview Corporation Limited and various affiliated corporations ("Cadillac"). The five properties contain approximately 4.6 million square feet of gross leasable area (including approximately 2.5 million square feet owned by certain anchor tenants). The properties are located in Ft. Lauderdale, FL, Dover, DE, White Plains, NY, Jackson, MS and New Orleans, LA. In addition to the five properties, the Company acquired approximately 110 acres of developable land adjacent to the properties. The aggregate purchase price for the five properties and the developable land adjacent to the properties was negotiated in an arms length transaction and was approximately $539.9 million, comprised of $157.9 million in cash, $320.0 million in new mortgage financing and $62.0 million of assumed debt.

        The following table provides additional information about the five wholly owned Cadillac properties that were acquired:

Name/Location	Year Opened/ Renovated	Total GLA (Sq. Ft.) (1)		Anchor Store GLA (Sq. Ft.) (1)	Specialty Store GLA (Sq. Ft)		Anchor Tenants
Broward Mall Ft. Lauderdale, FL	1978/2002	999,000		717,000	282,000		Burdine's, Dillard's, J.C. Penney and Sears
Dover Mall (2) Dover, DE	1982/1997	809,000	(2)	584,000	225,000	(2)	Boscov's, J.C. Penney, Sears and Strawbridge's
Galleria at White Plains White Plains, NY	1980/1994	886,000		556,000	330,000		Macy's, Sears
Northpark Mall Jackson, MS	1984/1998	961,000		647,000	314,000		Dillard's, J.C. Penney and McRae's
The Esplanade New Orleans, LA	1984/2001	909,000		544,000	365,000		Dillard's, Macy's and Mervyn's

(1)
Presents approximate gross leasable area of each of the properties. Included in GLA are approximately 2,522,000 square feet owned by certain store tenants located as follows: Broward Mall—717,000 square feet; Dover Mall—332,000 square feet; Galleria at White Plains—328,000 square feet; Northpark Mall—647,000 square feet; and The Esplanade—498,000 square feet.

(2)
Includes approximately 52,000 square feet located at Dover Commons, a strip center located adjacent to the mall.

Acquisition Financings

        The Company financed the cost of the Cadillac acquisition from new mortgage financing and assumed debt secured by the properties and from a portion of the preferred and common equity offerings as detailed below:

Financing	Date Closed	Number of Shares	Net Cash Amount
Sale of Series C Cumulative Redeemable Preferred Stock	12/17/02	3,400,000	$81,797,500
Sale of Common Stock	12/20/02	4,000,000	114,920,000
New Mortgage Financing	1/31/03	N/A	320,000,000
Assumed Debt	1/31/03	N/A	62,000,000

Sale of Series C Cumulative Redeemable Preferred Stock

        On December 17, 2002, the Company sold 3,400,000 shares of 9% Series C Cumulative Redeemable Preferred Stock, par value $0.01, at an initial offering price of $25.00 per share in an underwritten public offering. Total proceeds after discounts and expenses were approximately $81.8 million. Dividends on the preferred stock are payable quarterly at 9% of the liquidation preference of $25.00 per share (equivalent to $2.25 per share). The Company cannot redeem the Series C preferred stock before December 17, 2007, except to preserve its status as a real estate investment trust. On or after December 17, 2007, the preferred stock can be redeemed at $25.00 per share. Holders of the stock will have limited voting rights only if dividends are not paid for six or more quarterly periods.

Sale of Common Stock

        In December 2002, the Company sold an aggregate of 4,000,000 shares of common stock, par value $0.01, at an initial offering price of $29.00 per share. The net proceeds of the offering were approximately $114.9 million after discounts and expenses.

Collateralized Mortgaged-Back Securities

        The Company negotiated a mortgage loan with Archon Financial L.P. totaling $320.0 million secured by Dover Mall, Dover Commons, Galleria at White Plains, Northpark Mall and The Esplanade. The mortgage loan bears interest at LIBOR plus 210 basis points. The loan matures in February 2006 and has two one-year extension options. In conjunction with this refinancing, the Company entered into a swap agreement to effectively fix the interest rate at 4.17% on a notional amount of $245.0 million for two years.

Broward Mall, Ft. Lauderdale, FL

        The Company assumed a $62.0 million mortgage from Westdeutsche ImmobilienBank secured by Broward Mall. The loan bears interest at 6.9% and matures in March 2009. Principal payments of $1.5 million are due in March 2003, 2004 and 2005, with principal payments of $2.0 million a year due thereafter.

Item 7. Financial Statements, ProForma Financial Information and Exhibits

  (a)
  Financial statements of business acquired:

  (3)
  Financial Statement specified by Rule 3-14 of Regulation S-X

      The required financial statement information will be filed by amendment within 60 days after the required filing date for this Form 8-K.

  (b)
  Pro Forma financial information:

      The required pro forma information will be filed by amendment within 60 days after the required filing date for this Form 8-K.

  (c)
  Exhibits:

Exhibit Name
10.1	Purchase and Sales Agreement, dated as of December 6, 2002, by and among The Cadillac Fairview Corporation Limited; Cadillac Fairview U.S., Inc. CF Broward Mall, Inc.; CF Dover Mall L.P.; CF Esplanade L.P.; CF Northpark L.P.; CF Galleria at White Plains L.P.; CF Cobb Associates; CF Gwinnett Associates; CFN, Inc.; Cadillac Fairview Shopping Center Properties (Mississippi) Inc.; Cadillac Fairview Shopping Center Properties (Louisiana) Inc.; Cadillac Fairview Shopping Center Properties (New York) Inc.; Cadillac Fairview Shopping Center Properties (Georgia) Inc. and The Mills Limited Partnership
10.2	Amendment to Purchase and Sale Agreement, dated as of January 31, 2003
99.1	Press release, February 4, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2003	THE MILLS CORPORATION
	By:	/s/ NICHOLAS MCDONOUGH Nicholas McDonough Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Document
10.1	Purchase and Sale Agreement, dated as of December 6, 2002, by and among The Cadillac Fairview Corporation Limited; Cadillac Fairview U.S., Inc. CF Broward Mall, Inc.; CF Dover Mall L.P.; CF Esplanade L.P.; CF Northpark L.P.; CF Galleria at White Plains L.P.; CF Cobb Associates; CF Gwinnett Associates; CFN, Inc.; Cadillac Fairview Shopping Center Properties (Mississippi) Inc.; Cadillac Fairview Shopping Center Properties (Louisiana) Inc.; Cadillac Fairview Shopping Center Properties (New York) Inc.; Cadillac Fairview Shopping Center Properties (Georgia) Inc. and The Mills Limited Partnership
10.2	Amendment to Purchase and Sale Agreement, dated as of January 31, 2003
99.1	Press release, February 4, 2003

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements, ProForma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX